Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Managed Municipal Bond Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

Matthew J. Caggiano, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

Michael J. Generazo, Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-587